Page 11 of 12 Pages

                                                                    Exhibit 99.1

                                    EXHIBIT A

                             JOINT FILING AGREEMENT


     ProMed Partners, L.P., ProMed Partners II, L.P., ProMed Management, L.L.C., David B. Musket and Barry Kurokawa each hereby agree that the Amendment No. 1 to
Schedule 13G to which this Exhibit is attached and any amendments thereto relating to the acquisition of shares of Common Stock of Physiometrix Inc. is filed jointly on behalf of each such person.


Dated: February 13, 2002

                                       /s/ David B. Musket
                                       -----------------------------------
                                       David B. Musket



                                       /s/ Barry Kurokawa
                                       -----------------------------------
                                       Barry Kurokawa



                                       PROMED PARTNERS, L.P.

                                       By:  ProMed Asset Management, L.L.C.
                                            its General Partner


                                       By:  DBM Corporate Consulting Group, Ltd.
                                            a Managing Member

                                       By:  /s/ David B. Musket
                                            ------------------------------
                                            Name: David B. Musket
                                            Title: President

                                                             Page 12 of 12 Pages

                                       PROMED PARTNERS II, L.P.

                                       By:  ProMed Asset Management, L.L.C.
                                            its General Partner


                                       By:  DBM Corporate Consulting Group, Ltd.
                                            a Managing Member

                                       By:  /s/ David B. Musket
                                            -----------------------------------
                                            Name: David B. Musket
                                            Title: President


                                       PROMED MANAGEMENT, L.L.C.


                                       By:  /s/ David B. Musket
                                            -----------------------------------
                                            Name: David B. Musket
                                            Title: Member